APPENDIX A

SHAREHOLDER SERVICING PLAN
WELLS FARGO FUNDS TRUST

Funds Trust Funds and Share Classes*	Maximum Shareholder Servicing Fee
Absolute Return Fund Class A Class C Class R Administrator Class	0.25 0.25 0.25 0.25
Adjustable Rate Government Fund Class A Class C Administrator Class	0.25 0.25 0.25
Alternative Strategies Fund Class A Class C Administrator Class	0.25 0.25 0.25
Asia Pacific Fund Class A Class C Administrator Class	0.25 0.25 0.25
Asset Allocation Fund Class A Class B Class C Class R Administrator Class	0.25 0.25 0.25 0.25 0.25
C&B Large Cap Value Fund Class A Class C Administrator Class	0.25 0.25 0.25
C&B Mid Cap Value Fund Class A Class C Administrator Class	0.25 0.25 0.25
California Limited-Term Tax-Free Fund Class A Class C Administrator Class	0.25 0.25 0.25
California Tax-Free Fund Class A Class C Administrator Class	0.25 0.25 0.25
Capital Growth Fund Class A Class C Class R4 Administrator Class	0.25 0.25 0.10 0.25
Cash Investment Money Market Fund Administrator Class Service Class	0.10 0.25
Colorado Tax-Free Fund Class A Class C Administrator Class	0.25 0.25 0.25
Common Stock Fund Class A Class C Administrator Class	0.25 0.25 0.25
Core Bond Fund Class A Class C Class R Class R4 Administrator Class	0.25 0.25 0.25 0.10 0.25
Core Plus Bond Fund Class A Class C Administrator Class	0.25 0.25 0.25
Disciplined U.S. Core Fund Class A Class C Class R Administrator Class	0.25 0.25 0.25 0.25
Discovery Fund Class A Class C Administrator Class	0.25 0.25 0.25
Diversified Capital Builder Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
Diversified Equity Fund Class A Class C Administrator Class	0.25 0.25 0.25
Diversified Income Builder Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
Diversified International Fund Class A Class C Class R Administrator Class	0.25 0.25 0.25 0.25
Dow Jones Target Today Fund Class A Class C Class R Class R4 Administrator Class	0.25 0.25 0.25 0.10 0.25
Dow Jones Target 2010 Fund Class A Class C Class R Class R4 Administrator Class	0.25 0.25 0.25 0.10 0.25
Dow Jones Target 2015 Fund Class A Class R Class R4 Administrator Class	0.25 0.25 0.10 0.25
Dow Jones Target 2020 Fund Class A Class C Class R Class R4 Administrator Class	0.25 0.25 0.25 0.10 0.25
Dow Jones Target 2025 Fund Class A Class R Class R4 Administrator Class	0.25 0.25 0.10 0.25
Dow Jones Target 2030 Fund Class A Class C Class R Class R4 Administrator Class	0.25 0.25 0.25 0.10 0.25
Dow Jones Target 2035 Fund Class A Class R Class R4 Administrator Class	0.25 0.25 0.10 0.25
Dow Jones Target 2040 Fund Class A Class C Class R Class R4 Administrator Class	0.25 0.25 0.25 0.10 0.25
Dow Jones Target 2045 Fund Class A Class R Class R4 Administrator Class	0.25 0.25 0.10 0.25
Dow Jones Target 2050 Fund Class A Class C Class R Class R4 Administrator Class	0.25 0.25 0.25 0.10 0.25
Dow Jones Target 2055 Fund Class A Class R Class R4 Administrator Class	0.25 0.25 0.10 0.25
Dow Jones Target 2060 Fund Class A Class C Class R Class R4 Administrator Class	0.25 0.25 0.25 0.10 0.25
Dynamic Target Today Fund Class A Class C Class R Class R4	0.25 0.25 0.25 0.10
Dynamic Target 2015 Fund Class A Class C Class R Class R4	0.25 0.25 0.25 0.10
Dynamic Target 2020 Fund Class A Class C Class R Class R4	0.25 0.25 0.25 0.10
Dynamic Target 2025 Fund Class A Class C Class R Class R4	0.25 0.25 0.25 0.10
Dynamic Target 2030 Fund Class A Class C Class R Class R4	0.25 0.25 0.25 0.10
Dynamic Target 2035 Fund Class A Class C Class R Class R4	0.25 0.25 0.25 0.10
Dynamic Target 2040 Fund Class A Class C Class R Class R4	0.25 0.25 0.25 0.10
Dynamic Target 2045 Fund Class A Class C Class R Class R4	0.25 0.25 0.25 0.10
Dynamic Target 2050 Fund Class A Class C Class R Class R4	0.25 0.25 0.25 0.10
Dynamic Target 2055 Fund Class A Class C Class R Class R4	0.25 0.25 0.25 0.10
Dynamic Target 2060 Fund Class A Class C Class R Class R4	0.25 0.25 0.25 0.10
Emerging Growth Fund Class A Class C Administrator Class	0.25 0.25 0.25
Emerging Markets Equity Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
Emerging Markets Equity Income Fund Class A Class C Class R Administrator Class	0.25 0.25 0.25 0.25
Endeavor Select Fund Class A Class C Administrator Class	0.25 0.25 0.25
Enterprise Fund Class A Class C Administrator Class	0.25 0.25 0.25
Global Long/Short Fund Class A Class C Administrator Class	0.25 0.25 0.25
Global Opportunities Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
Government Money Market Fund Class A Administrator Class Service Class Sweep Class	0.25 0.10 0.25 0.25
Government Securities Fund Class A Class C Administrator Class	0.25 0.25 0.25
Growth Balanced Fund Class A Class C Administrator Class	0.25 0.25 0.25
Growth Fund Class A Class C Administrator Class	0.25 0.25 0.25
Heritage Money Market Fund Administrator Class Service Class	0.10 0.25
High Yield Bond Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
High Yield Municipal Bond Fund Class A Class C Administrator Class	0.25 0.25 0.25
Index Asset Allocation Fund Class A Class C Administrator Class	0.25 0.25 0.25
Index Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.10
Intermediate Tax/AMT-Free Fund Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25
International Bond Fund Class A Class C Administrator Class	0.25 0.25 0.25
International Equity Fund Class A Class C Class R Administrator Class	0.25 0.25 0.25 0.25
International Value Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
Intrinsic Value Fund Class A Class B Class C Class R Class R4 Administrator Class	0.25 0.25 0.25 0.25 0.10 0.25
Intrinsic Small Cap Value Fund Class A Class C Administrator Class	0.25 0.25 0.25
Intrinsic World Equity Fund Class A Class C Administrator Class	0.25 0.25 0.25
Large Cap Core Fund Class A Class C Class R Administrator Class	0.25 0.25 0.25 0.25
Large Cap Growth Fund Class A Class C Class R Class R4 Administrator Class	0.25 0.25 0.25 0.10 0.25
Large Company Value Fund Class A Class C Administrator Class Investor Class	0.25 0.25 0.25 0.25
Low Volatility U.S. Equity Fund Class A Class C Class R Administrator Class	0.25 0.25 0.25 0.25
Minnesota Tax-Free Fund Class A Class C Administrator Class	0.25 0.25 0.25
Moderate Balanced Fund Class A Class C Administrator Class	0.25 0.25 0.25
Money Market Fund Class A Class B Class C Service Class	0.25 0.25 0.25 0.25
Municipal Bond Fund Class A Class C Administrator Class	0.25 0.25 0.25
Municipal Cash Management Money Market Fund Administrator Class Service Class	0.10 0.25
Municipal Money Market Fund[1] Class A Service Class	0.25 0.25
National Tax-Free Money Market Fund Class A Administrator Class Service Class	0.25 0.10 0.25
North Carolina Tax-Free Fund Class A Class C	0.25 0.25
Omega Growth Fund Class A Class B Class C Class R Administrator Class	0.25 0.25 0.25 0.25 0.25
Opportunity Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
Pennsylvania Tax-Free Fund Class A Class C	0.25 0.25
Precious Metals Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
Premier Large Company Growth Fund Class A Class B Class C Class R4 Administrator Class	0.25 0.25 0.25 0.10 0.25
Real Return Fund Class A Class C Administrator Class	0.25 0.25 0.25
Short Duration Government Bond Fund Class A Class C Administrator Class	0.25 0.25 0.25
Short-Term Bond Fund Class A Class C	0.25 0.25
Short-Term High Yield Bond Fund Class A Class C Administrator Class	0.25 0.25 0.25
Short-Term Municipal Bond Fund Class A Class C Administrator Class	0.25 0.25 0.25
Small Cap Core Fund Class A Class C Administrator Class	0.25 0.25 0.25
Small Cap Opportunities Fund Administrator Class	0.25
Small Cap Value Fund Class A Class C Administrator Class	0.25 0.25 0.25
Small Company Growth Fund Class A Class C Administrator Class	0.25 0.25 0.25
Small Company Value Fund Class A Class C Administrator Class	0.25 0.25 0.25
Special Mid Cap Value Fund Class A Class C Class R Administrator Class	0.25 0.25 0.25 0.25
Special Small Cap Value Fund Class A Class B Class C Class R Administrator Class	0.25 0.25 0.25 0.25 0.25
Specialized Technology Fund Class A Class C Administrator Class	0.25 0.25 0.25
Strategic Income Fund Class A Class C Administrator Class	0.25 0.25 0.25
Strategic Municipal Bond Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
Traditional Small Cap Growth Fund Class A Class C Administrator Class	0.25 0.25 0.25
Treasury Plus Money Market Fund Class A Administrator Class Service Class Sweep Class	0.25 0.10 0.25 0.25
Ultra Short-Term Income Fund Class A Class C Administrator Class	0.25 0.25 0.25
Ultra Short-Term Municipal Income Fund Class A Class C Administrator Class	0.25 0.25 0.25
Utility & Telecommunications Fund Class A Class B Class C Administrator Class	0.25 0.25 0.25 0.25
WealthBuilder Conservative Allocation Portfolio[2] Class A Class C	0.25 0.25
WealthBuilder Equity Portfolio[2] Class A Class C	0.25 0.25
WealthBuilder Growth Allocation Portfolio[2] Class A Class C	0.25 0.25
WealthBuilder Growth Balanced Portfolio[2] Class A Class C	0.25 0.25
WealthBuilder Moderate Balanced Portfolio[2] Class A Class C	0.25 0.25
Wisconsin Tax-Free Fund Class A Class C	0.25 0.25
100% Treasury Money Market Fund Class A Administrator Class Service Class Sweep Class	0.25 0.10 0.25 0.25

Fees payable to a Servicing Agent are expressed as a percentage of the average daily net asset value of the shares of the specified class of the particular Fund beneficially owned by or attributable to clients of the Servicing Agent.

*On November 7, 2007, the Board of Trustees approved the closing of Class B shares to new investors and additional investments, effective February 14, 2008, with the exception of the Money Market Fund. Following the closing of the Class B shares, 12b-1 and shareholder servicing fees will continue to reimburse previously incurred distribution-related expenses and expenses for servicing shareholder accounts and retain the assets of existing shareholders.

On November 16, 2016 the Board of Trustees of Wells Fargo Funds Trust approved the creation of Class T shares for all long-term funds (money market funds excluded), effective on or before April 10, 2017.

Appendix A amended:  December 6, 2016

1On August 10, 2016 the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Municipal Money Market Fund into the National Tax-Free Money Market Fund.  Pending shareholder approval, the fund merger is expected to occur in the first quarter of 2017.

2On August 10, 2016 the Board of Trustees of Wells Fargo Funds Trust approved the name change of each WealthBuilder Portfolio as WealthBuilder Funds.  In addition, the Board approved for each WealthBuilder Portfolio the establishment of Class A shares and the renaming of the existing Wealthbuilder Portfolio share class as Class C shares.  The approved changes will become effective in the first quarter 2017.

The foregoing fee schedule is agreed to as of December 6, 2016 and shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS TRUST

By:

            C. David Messman

            Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By:

            Paul Haast

            Senior Vice President